Exhibit 99.2

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

MPT OPERATING PARTNERSHIP, L.P. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

These unaudited pro forma condensed consolidated financial statements of Medical Properties Trust, Inc. and Subsidiaries, and of MPT Operating Partnership, L.P. and Subsidiaries have been prepared to give pro forma effect to the joint venture transaction described below:

On August 31, 2018, affiliates of Medical Properties Trust, Inc. (together with its consolidated subsidiaries, the “Company”) and MPT Operating Partnership, L.P. (together with its consolidated subsidiaries, the “Operating Partnership”) completed the previously announced transaction in which Primotop Holdings S.a r.l. (“Primotop”), a company managed by an entity of Primonial group, acquired a 50% interest by way of a joint venture in the real estate of 71 post-acute hospitals in Germany (the “Portfolio”) with an aggregate agreed valuation of approximately €1.635 billion.

Primotop subscribed for 50% of the outstanding interests in MPT RHM Holdco S.a r.l. (the “Joint Venture”), a subsidiary of the Company and the indirect owner of the Portfolio in exchange for a cash amount equal to 50% of the estimated net asset value of the Portfolio at the closing of the transaction (the “Closing”), subject to certain adjustments set forth in a subscription agreement that was entered into among the Company and Primotop on June 7, 2018. The Company retained the remaining 50% interest in the Joint Venture. Immediately following the Closing, the Joint Venture made cash distributions to the Company in an aggregate amount of approximately €1.14 billion from the proceeds of the cash contributions and certain debt financings.

In anticipation of Closing, the Joint Venture entered into a €655 million secured financing arrangement on the Portfolio with a consortium of lenders, including Societe Generale S.A. Frankfurt Branch as Mandated Lead Arranger and affiliates of AXA. Provisions of the debt include a seven year term and a swapped fixed rate of approximately 2.3%.

Affiliates of the Company will continue to manage the Portfolio pursuant to a management agreement entered into upon Closing.

We collectively refer to these transactions as the “Joint Venture Transactions”.

These unaudited pro forma condensed consolidated financial statements were based on and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed consolidated financial statements; and

•

the Company’s and Operating Partnership’s consolidated financial statements for the year ended December 31, 2017 and for the six months ended June 30, 2018 and the notes relating thereto, as filed with the Securities and Exchange Commission.

The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the Joint Venture Transactions, (2) factually supportable and (3) with respect to the unaudited pro forma condensed consolidated statements of income (which we refer to as the pro forma statements of income), expected to have a continuing impact on our results. The pro forma statements of income for the year ended December 31, 2017 and for the six months ended June 30, 2018, give effect to the Joint Venture Transactions (and acquisitions of properties in the Portfolio) as if they occurred on January 1, 2017 and January 1, 2018, respectively. The unaudited pro forma condensed consolidated balance sheet (which we refer to as the pro forma balance sheet) as of June 30, 2018, gives effect to the Joint Venture Transactions as if they each occurred on June 30, 2018. We have presented the unaudited pro forma condensed consolidated financial statements in U.S. dollars based on a $1.1684 per €1.00 exchange rate for the pro forma balance sheet at June 30, 2018, $1.2105 per €1.00 exchange rate for the six month period ended June 30, 2018 pro forma income statement, and $1.1297 per €1.00 exchange rate for the twelve month period ended December 31, 2017 pro forma income statement.

The pro forma financial statements have been presented for informational purposes only and are not necessarily indicative of what our results of operations and financial position would have been had the Joint Venture Transactions been completed on the dates indicated. In addition, the pro forma financial statements do not purport to project our future results of operations or financial position.

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(in thousands)	Medical Properties Trust, Inc. Historical June 30, 2018	Joint Venture Transactions Pro Forma Adjustments		Medical Properties Trust, Inc. Pro Forma June 30, 2018
Assets
Real estate assets
Land, buildings and improvements, intangible lease assets, and other	$4,671,829	$—		$4,671,829
Real estate held for sale	1,263,257	(1,263,257	) (A)	—
Mortgage loans	1,686,866	—		1,686,866
Net investment in direct financing leases	688,427	—		688,427

Gross investment in real estate assets	8,310,379	(1,263,257)		7,047,122
Accumulated depreciation and amortization	(419,061)	—		(419,061)

Net investment in real estate assets	7,891,318	(1,263,257)		6,628,061

Cash and cash equivalents	146,569	1,324,966	(B)	1,471,535
Interest and rent receivables	85,181	145		85,326
Straight-line rent receivables	215,297	(36,246	) (C)	179,051
Other loans	147,855	338,836	(D)	486,691
Other assets	470,604	216,765	(D)	687,369

Total Assets	$8,956,824	$581,209		$9,538,033

Liabilities and Equity
Liabilities
Debt, net	$4,864,261	$—		$4,864,261
Accounts payable and accrued expenses	204,505	15,871		220,376
Deferred revenue	14,133	—		14,133
Lease deposits and other obligations to tenants	28,470	—		28,470

Total liabilities	5,111,369	15,871		5,127,240
Total equity	3,845,455	565,338	(E)	4,410,793

Total Liabilities and Equity	$8,956,824	$581,209		$9,538,033

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Income

(In thousands, except per share amounts)	Medical Properties Trust, Inc. Historical For the Six Months Ended June 30, 2018	Joint Venture Transactions Pro Forma Adjustments		Medical Properties Trust, Inc. Pro Forma For the Six Months Ended June 30, 2018
Revenues
Rent billed	$250,838	$(60,305	) (F)	$190,533
Straight-line rent	30,864	(6,179	) (F)	24,685
Income from direct financing leases	36,615	—		36,615
Interest and fee income	88,631	9,040	(G)	97,671

Total revenues	406,948	(57,444)		349,504

Expenses
Interest	115,149	—		115,149
Real estate depreciation and amortization	70,268	(14,278	) (F)	55,990
Property-related	4,104	(244	) (F)	3,860
General and administrative	37,370	(1,580	) (F)	35,790
Acquisition costs	411	(411	) (F)	—

Total expenses	227,302	(16,513)		210,789

Other income (expense)
Gain on sale of real estate, net	25,618	—		25,618
Other	534	4,280	(H)	4,814

Total other income (expense)	26,152	4,280		30,432

Income before income tax	205,798	(36,651)		169,147
Income tax expense	(2,738)	2,305	(F)	(433)

Net income	203,060	(34,346)		168,714
Net income attributable to non-controlling interests	(892)	—		(892)

Net income attributable to MPT common stockholders	$202,168	$(34,346)		$167,822

Earnings per common share - basic and diluted
Net income attributable to MPT common stockholders	$0.55			$0.46

Weighted average shares outstanding - basic	364,889			364,889

Weighted average shares outstanding - diluted	365,442			365,442

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Income

(In thousands, except per share amounts)	Medical Properties Trust, Inc. Historical For the Twelve Months Ended December 31, 2017	Joint Venture Transactions Pro Forma Adjustments		Medical Properties Trust, Inc. Pro Forma For the Twelve Months Ended December 31, 2017
Revenues
Rent billed	$435,782	$(104,289	) (F)	$331,493
Straight-line rent	65,468	(11,465	) (F)	54,003
Income from direct financing leases	74,495	—		74,495
Interest and fee income	129,000	16,872	(G)	145,872

Total revenues	704,745	(98,882)		605,863

Expenses
Interest	176,954	—		176,954
Real estate depreciation and amortization	125,106	(28,952	) (F)	96,154
Property-related	5,811	(378	) (F)	5,433
General and administrative	58,599	(3,217	) (F)	55,382
Acquisition costs	29,645	(11,164	) (F)	18,481

Total expenses	396,115	(43,711)		352,404

Other income (expense)
Gain on sale of real estate, net	7,431	—		7,431
Debt refinancing costs	(32,574)	—		(32,574)
Other	10,432	7,986	(H)	18,418

Total other income (expense)	(14,711)	7,986		(6,725)

Income before income tax	293,919	(47,185)		246,734
Income tax expense	(2,681)	2,272	(F)	(409)

Net income	291,238	(44,913)		246,325
Net income attributable to non-controlling interests	(1,445)	—		(1,445)

Net income attributable to MPT common stockholders	$289,793	$(44,913)		$244,880

Earnings per common share - basic
Net income attributable to MPT common stockholders	$0.82			$0.70

Weighted average shares outstanding - basic	349,902			349,902

Earnings per common share - diluted
Net income attributable to MPT common stockholders	$0.82			$0.69

Weighted average shares outstanding - diluted	350,441			350,441

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

MPT OPERATING PARTNERSHIP, L.P. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(in thousands)	MPT Operating Partnership L.P. Historical June 30, 2018	Joint Venture Transactions Pro Forma Adjustments		MPT Operating Partnership L.P. Pro Forma June 30, 2018
Assets
Real estate assets
Land, buildings and improvements, intangible lease assets, and other	$4,671,829	$—		$4,671,829
Real estate held for sale	1,263,257	(1,263,257	) (A)	—
Mortgage loans	1,686,866	—		1,686,866
Net investment in direct financing leases	688,427	—		688,427

Gross investment in real estate assets	8,310,379	(1,263,257)		7,047,122
Accumulated depreciation and amortization	(419,061)	—		(419,061)

Net investment in real estate assets	7,891,318	(1,263,257)		6,628,061

Cash and cash equivalents	146,569	1,324,966	(B)	1,471,535
Interest and rent receivables	85,181	145		85,326
Straight-line rent receivables	215,297	(36,246	) (C)	179,051
Other loans	147,855	338,836	(D)	486,691
Other assets	470,604	216,765	(D)	687,369

Total Assets	$8,956,824	$581,209		$9,538,033

Liabilities and Capital
Liabilities
Debt, net	$4,864,261	$—		$4,864,261
Accounts payable and accrued expenses	112,626	15,871		128,497
Deferred revenue	14,133	—		14,133
Lease deposits and other obligations to tenants	28,470	—		28,470
Payable due to Medical Properties Trust, Inc.	91,489	—		91,489

Total liabilities	5,110,979	15,871		5,126,850
Total capital	3,845,845	565,338	(E)	4,411,183

Total Liabilities and Capital	$8,956,824	$581,209		$9,538,033

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

MPT OPERATING PARTNERSHIP, L.P. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Income

(In thousands, except per unit amounts)	MPT Operating Partnership, L.P. Historical For the Six Months Ended June 30, 2018	Joint Venture Transactions Pro Forma Adjustments		MPT Operating Partnership, L.P. Pro Forma For the Six Months Ended June 30, 2018
Revenues
Rent billed	$250,838	$(60,305	) (F)	$190,533
Straight-line rent	30,864	(6,179	) (F)	24,685
Income from direct financing leases	36,615	—		36,615
Interest and fee income	88,631	9,040	(G)	97,671

Total revenues	406,948	(57,444)		349,504

Expenses
Interest	115,149	—		115,149
Real estate depreciation and amortization	70,268	(14,278	) (F)	55,990
Property-related	4,104	(244	) (F)	3,860
General and administrative	37,370	(1,580	) (F)	35,790
Acquisition costs	411	(411	) (F)	—

Total expenses	227,302	(16,513)		210,789

Other income (expense)
Gain on sale of real estate, net	25,618	—		25,618
Other	534	4,280	(H)	4,814

Total other income (expense)	26,152	4,280		30,432

Income before income tax	205,798	(36,651)		169,147
Income tax expense	(2,738)	2,305	(F)	(433)

Net income	203,060	(34,346)		168,714
Net income attributable to non-controlling interests	(892)	—		(892)

Net income attributable to MPT Operating Partnership partners	$202,168	$(34,346)		$167,822

Earnings per unit - basic and diluted
Net income attributable to MPT Operating Partnership partners	$0.55			$0.46

Weighted average units outstanding - basic	364,889			364,889

Weighted average units outstanding - diluted	365,442			365,442

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

MPT OPERATING PARTNERSHIP, L.P. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Income

(In thousands, except per unit amounts)	MPT Operating Partnership, L.P. Historical For the Twelve Months Ended December 31, 2017	Joint Venture Transactions Pro Forma Adjustments		MPT Operating Partnership, L.P. Pro Forma For the Twelve Months Ended December 31, 2017
Revenues
Rent billed	$435,782	$(104,289	) (F)	$331,493
Straight-line rent	65,468	(11,465	) (F)	54,003
Income from direct financing leases	74,495	—		74,495
Interest and fee income	129,000	16,872	(G)	145,872

Total revenues	704,745	(98,882)		605,863

Expenses
Interest	176,954	—		176,954
Real estate depreciation and amortization	125,106	(28,952	) (F)	96,154
Property-related	5,811	(378	) (F)	5,433
General and administrative	58,599	(3,217	) (F)	55,382
Acquisition costs	29,645	(11,164	) (F)	18,481

Total expenses	396,115	(43,711)		352,404

Other income (expense)
Gain on sale of real estate, net	7,431	—		7,431
Debt refinancing costs	(32,574)	—		(32,574)
Other	10,432	7,986	(H)	18,418

Total other income (expense)	(14,711)	7,986		(6,725)

Income before income tax	293,919	(47,185)		246,734
Income tax expense	(2,681)	2,272	(F)	(409)

Net income	291,238	(44,913)		246,325
Net income attributable to non-controlling interests	(1,445)	—		(1,445)

Net income attributable to MPT Operating Partnership partners	$289,793	$(44,913)		$244,880

Earnings per unit - basic
Net income attributable to MPT Operating Partnership partners	$0.82			$0.70

Weighted average units outstanding - basic	349,902			349,902

Earnings per unit - diluted
Net income attributable to MPT Operating Partnership partners	$0.82			$0.69

Weighted average units outstanding - diluted	350,441			350,441

The accompanying notes are an integral part of these

unaudited pro forma condensed consolidated financial statements.

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

MPT OPERATING PARTNERSHIP, L.P. AND SUBSIDIARIES

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(A)	Represents historical real estate assets contributed to the Joint Venture.
(B)	Represents net cash proceeds from the Joint Venture Transactions:

Proceeds from Primotop shareholder loan	$338,836
Proceeds from Primotop equity investment	239,460
Net proceeds from secured financing arrangement and other	746,670

Total net cash proceeds	$1,324,966

For pro forma purposes, all proceeds from the Joint Venture Transactions are reflected in cash; however, the Company expects to use such proceeds to repay balances under its revolving credit facility, make investments in additional U.S. and European healthcare assets and for general corporate purposes.

(C)	Represents historical straight-line rent receivables that we expect to be written off as part of the Joint Venture Transactions.
(D)

Reflects our retained interest in the Joint Venture, including $338 million in the form of a shareholder loan and approximately $240 million equity investment, which we have assumed will be accounted for using the equity method of accounting.

(E)	Reflects an approximately €500 million gain on the sale of the Portfolio.
(F)	Removes 100% of the income statement impact from the assets contributed to the Joint Venture.
(G)	Represents interest earned at an annual rate of 5.15% on the Company’s shareholder loan to the Joint Venture.
(H)	Reflects the Company’s share of income on its equity interest in the Joint Venture.